                      THE BRAZILIAN INVESTMENT FUND, INC.

---------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             R. Charles Tschampion
CHAIRMAN OF THE BOARD       DIRECTOR
OF DIRECTORS                Frederick B. Whittemore
Warren J. Olsen             DIRECTOR
PRESIDENT AND DIRECTOR      James W. Grisham
Peter J. Chase              VICE PRESIDENT
DIRECTOR                    Harold J. Schaaff, Jr.
John W. Croghan             VICE PRESIDENT
DIRECTOR                    Joseph P. Stadler
David B. Gill               VICE PRESIDENT
DIRECTOR                    Valerie Y. Lewis
Graham E. Jones             SECRETARY
DIRECTOR                    James R. Rooney
John A. Levin               TREASURER
DIRECTOR                    Joanna M. Haigney
William G. Morton, Jr.      ASSISTANT TREASURER
DIRECTOR

---------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
BRAZILIAN ADMINISTRATOR AND CUSTODIAN
Unibanco-Uniao de Bancos Brasileiros S.A.
Avenida Eusebio Matoso, 891,
Sao Paulo, S.P., Brazil
--------------------------------------------------------
U.S. CUSTODIAN
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
(800) 548-7786
--------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                      THE
                              BRAZILIAN INVESTMENT
                                   FUND, INC.
                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the fourth quarter of 1995, the Fund's total return based on net asset value per share was -13.28% compared to -10.96% for the IFC Total Return Index for Brazil (the "IFC Index"). The Fund's results were primarily due to an overweighting in the banking sector, which underperformed for the quarter owing to concerns about asset quality brought on by high interest rates and, an economic slowdown. For the year ended December 31, 1995, the Fund's total return based on net asset value per share was -26.61% versus -20.24% for the IFC Index.

    The market's performance for the quarter was the result of many factors. First, interest rates -- though declining -- did not fall as fast as the market had anticipated. After the sharp run-up in the third quarter, this expectation disappointment triggered a profit-taking correction. Secondly, two relatively minor political scandals caught the government by surprise and distracted much-needed attention from the reform process. As if that weren't enough, President Cardoso was travelling in China when the scandal hit, feeding fuel to the doomsayers who charged that the government had lost its focus. Lastly, the banking sector and overall market was spooked by the central bank takeover of Brazil's seventh largest bank, Banco Nacional in mid-November -- the third such takeover the central bank has orchestrated this year.

THE MACRO SCENARIO

    1995 was, by all accounts, a tough year, and the Cardoso administration's performance was good, if not great. The Cardoso government's biggest accomplishment to date has been to slay inflation. Nevertheless, in the absence of structural reforms, the government has only two weapons with which to continue to fight "inertial" inflationary pressures -- the foreign exchange rate and interest rates. When the Mexican crisis occurred in mid-December 1994, and the so-called "Tequila effect" spread to the rest of Latin America in early January 1995, the authorities were forced to confront yet another challenge -- the preservation of their external accounts. Coupled with an explosion in domestic consumption as a result of the fall in inflation, this external threat posed an enormous challenge for the authorities to contain. Thus, they were forced to hike real interest rates to over 20% annually for the majority of the year, which served the dual purpose of slowing down the economy and preserving the value of the currency while building international reserves.

    Simultaneously, the Cardoso administration made tangible progress on certain reform initiatives. Restrictions governing private investment in important economic sectors including the oil and gas, telecommunications, piped gas, and coastal shipping sectors -- were eased. A major electric utility, Escelsa, was privatized. Nonetheless, there is a great deal of work that remains to be done. Admittedly, the easy reforms are those that have been passed, and the more contentious ones remain.

    By the end of the year a different set of challenges emerged for the government. Having successfully engineered a slowdown of the economy, managed an orderly nominal devaluation of the currency, and built a $50 billion war chest of international reserves, the government must now tackle the cumbersome issue of structural reform. The fiscal accounts, largely due to unchecked wage hikes at the state and municipal level for public workers, deteriorated markedly in 1995. The operational deficit grew to roughly 4% of GDP. At its best, this budget deficit pushes up interest rates and crowds out private investment; at its worst, it becomes inflationary. Therefore, the biggest task presently facing the government is to a) improve the TREND in its fiscal accounts over the short-term, and b) make progress on fiscal reform inititatives so as to improve the outlook for its fiscal accounts in the medium to long-term.

    Looking ahead, we are targeting a few key areas to be watchful of for positive signals: first, passage of the fiscal stabilization fund, which allows the government to restrain spending pressures; second, a disciplined posture with respect to public worker wage negotiations; third, a coherent strategy with respect to ushering through congress the various fiscal reform measures -- including the all-important administrative and social security reform initiatives; and fourth, successful completion of a couple of important privatizations, especially Rio de Janeiro electric utility Light and iron ore and mining company Compania Vale do Rio Doce (CVRD). If there is progress on the above items -- and we are optimistic that there will be -- then the declining trend of interest rates should continue and the exchange rate will remain stable. All of the above should bode extremely well for the stock market.

THE STOCK MARKET PERSPECTIVE

    In general terms, the stock market did poorly in 1995 due principally to a) a regional sell-off early in the year, b) high real interest rates, and c) disappointment on the lack of DRAMATIC reform progress by the Cardoso administration. For the exact opposite reasons, we are bullish on the outlook for 1996. We think the entire Latin American region will post a strong equity market performance in 1996 as U.S. investors look abroad again and realize that most Latin governments are still committed to reform and valuations are attractive. Further, real interest rates in Brazil, while high, are falling and will likely continue to do so throughout the year as inflationary pressures taper. And lastly, the wild card will be progress on the reform front. While we recognize that the Cardoso administration faces a tough task in the special-interest-influenced congress, we think market expectations are relatively low and that the Cardoso government -- when their back is against the wall -- will be able to make visible progress and "positively surprise" on the reform front.

    Our general bias is to favor those companies which have strong secular growth outlooks, domestic market demand characteristics, and positive change on the horizon. Our favorite sectors among the private-sector companies are the beer and banking sectors, and among the public-sector companies the telecommunications and petroleum sectors.

    The beer sector, specifically the beer company Brahma, has been and continues to be one of our favorite stocks. Demand growth for beer in Brazil has been explosive -- it increased roughly 20% in 1995 -- and Brahma has the leading brands in the country and is increasing capacity over the next two years by almost 40%. With purchasing power increasing at a faster pace than economic activity, we expect continued high demand and earnings growth for this company in the coming years.

    The banking sector, while undergoing a dramatic and at times painful transformation, also has enormous growth potential. Credit penetration in Brazil, because of the inflationary past, is extremely low and only at the beginning stages of growth. Banks in general are under-leveraged and over-capitalized and, as the economy expands with low inflation, should experience strong loan and earnings growth. Our two favorite banks, Banco Bradesco and Banco Itau, have tremendous franchise value, strong branch networks, and trade at only modest premiums to book value.

    The telecommunications sector is yet another area for huge secular growth. While we recognize that the telecommunications sector is still state-run, and will likely continue to be in the foreseeable future, we see Telebras as a relatively well-run state company that is investing heavily in the expansion of its core fixed line and cellular businesses to satisfy pent-up demand. We think an increase in earnings visibility and growth this year will allow Telebras to break away from its state-company brethren and be re-rated as a true growth stock.

    Lastly, we are warming up to the petroleum sector, as we see positive change on the horizon. State oil monopoly Petrobras a) has recently been granted the opportunity to joint-venture with private sector capital as a means of leveraging its activities in the upstream business, b) is ramping up its domestic oil production to diminish its dependence on oil imports and improve its cash flow, and c) should benefit from an eventual modest liberalization of the downstream oil and gas pricing regime which we expect to be forthcoming in the not too distant future.

Sincerely,

 [SIGNATURE]
Warren J. Olsen
PRESIDENT

 [SIGNATURE]
Robert L. Meyer
SENIOR PORTFOLIO MANAGER

 [SIGNATURE]
Andy Skov
PORTFOLIO MANAGER

February 2, 1996

The Brazilian Investment Fund, Inc.
Investment Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                                TOTAL RETURN (%)
                                               --------------------------------------------------

                                                 NET ASSET VALUE (2)         INDEX (1)(3)**
                                               -----------------------  -------------------------
                                                             AVERAGE                    AVERAGE
                                               CUMULATIVE     ANNUAL     CUMULATIVE      ANNUAL
                                               -----------------------  -------------------------
ONE YEAR                                           -26.61%     -26.61%       -20.24%      -20.24%

SINCE INCEPTION*                                   135.61       20.59        180.44        25.20

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                               1991*      1992       1993       1994       1995
Net Asset Value Per Share      $ 63.31    $ 55.28    $ 83.58   $ 129.97    $ 64.14
Income Dividends                     -          -          -     $ 1.80          -
Capital Gains Distributions          -          -     $ 7.06     $ 6.65    $ 37.73
Fund Total Return (2)           26.62%   (12.68%)     72.52%     68.32%   (26.61%)
Index Total Return(1)(3)**       3.48%      0.32%     99.45%     69.83%   (20.24%)

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares are issued in a private placement and not traded; therefore, market value total investment return is not calculated.

(3) IFC Total Return Index for Brazil

*   The Fund commenced operations on June 4, 1991.

**  Unaudited.

The Brazilian Investment Fund, Inc.
Portfolio Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            99.0%
Short-Term Investments        1.0%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications              24.9%
Utilities - Electrical &
Gas                             20.0%
Beverages & Tobacco             13.9%
Banking                         12.1%
Merchandising                    7.7%
Metals -- Non-Ferrous            4.0%
Energy Sources                   3.9%
Textiles & Apparel               2.3%
Machinery & Engineering          2.1%
Industrial Components            2.0%
Other                            7.1%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                     PERCENT OF
                                     NET ASSETS
                                    ------------
       1.  Telebras                       17.4%
       2.  Brahma                         14.0
       3.  Eletrobras (Common)             8.6
       4.  Lojas Renner                    4.8
       5.  Banco Bradesco                  4.6

                                     PERCENT OF
                                     NET ASSETS
                                    ------------

       6.  CVRD                            4.0%
       7.  Petrobras                       4.0
       8.  Banco do Brasil                 3.7
       9.  Telebras ADR                    3.5
      10.  Banco Itau                      3.1
                                           ---
                                          67.7%
                                           ---
                                           ---

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1995

                                                    VALUE
                                      SHARES        (000)
---------------------------------------------------------
------------
BRAZILIAN INVESTMENT FUND (97.4%)
--------------------------------------------------
----------
BRAZILIAN NON-VOTING PREFERRED STOCKS (96.4%)
(Unless otherwise noted)
---------------------------------------------------------
-------------
APPLIANCES & HOUSEHOLD DURABLES (0.4%)
  Refripar                        43,520,927  U.S.$   87
  Refripar (Common)               23,893,000          42
                                              -----------
                                                     129
                                              -----------
---------------------------------------------------------
-------------
BANKING (12.1%)
  Banco Bradesco                 187,301,708       1,638
  +***Banco Bradesco (Rights)      8,660,218          14
  +Banco do Brasil               117,642,000       1,332
  Banco Itau                       4,032,500       1,124
  **Banco Nacional               112,483,664         232
                                              -----------
                                                   4,340
                                              -----------
---------------------------------------------------------
-------------
BEVERAGES & TOBACCO (13.9%)
  Brahma                          12,187,489       5,016
                                              -----------
---------------------------------------------------------
-------------
ENERGY SOURCES (3.9%)
  Petrobras                       16,640,000       1,421
                                              -----------
---------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (1.3%)
  +Dixie Toga                        461,291         403
  +Dixie Toga (Receipts)              55,167          48
                                              -----------
                                                     451
                                              -----------
---------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (2.0%)
  Schulz                          24,570,000         721
                                              -----------
---------------------------------------------------------
-------------
MACHINERY & ENGINEERING (2.1%)
  WEG                              1,822,000         750
                                              -----------
---------------------------------------------------------
-------------
MERCHANDISING (7.7%)
  #+Cia Brasileira ADR                76,450         765
  Lojas Americanas                   183,270          26
  +Lojas Arapua ADR                   30,140         256
  Lojas Renner                    64,370,000       1,722
                                              -----------
                                                   2,769
                                              -----------
---------------------------------------------------------
-------------
METALS -- NON-FERROUS (4.0%)
  CVRD                             8,700,000       1,432
                                              -----------
---------------------------------------------------------
-------------
METALS -- STEEL (1.8%)
  Usiminas                       776,700,000         631
                                              -----------
---------------------------------------------------------
-------------

                                                    VALUE
                                      SHARES        (000)

---------------------------------------------------------
------------
TELECOMMUNICATIONS (24.9%)
  Telebras                       130,044,895  U.S.$6,262
  Telebras ADR                        26,200       1,241
  Telebras (Common)               28,453,000       1,101
  Telesp                           1,245,601         183
  Telesp (Common)                  1,200,500         174
                                              -----------
                                                   8,961
                                              -----------
---------------------------------------------------------
-------------
TEXTILES & APPAREL (2.3%)
  Coteminas                        1,200,000         401
  +Wentex                            318,000         439
                                              -----------
                                                     840
                                              -----------
---------------------------------------------------------
-------------
UTILITIES--ELECTRICAL & GAS (20.0%)
  Cemig                           46,400,000       1,027
  #Cemig ADR                          18,357         406
  +CESP                                   90          --
  CPFL                            22,591,000         604
  Eletrobras ADR                      15,250         206
  Eletrobras 'B'                   2,940,000         796
  Eletrobras (Common)             11,372,000       3,077
  Light (Common)                   3,420,000       1,094
                                              -----------
                                                   7,210
                                              -----------
---------------------------------------------------------
-------------
TOTAL BRAZILIAN NON-VOTING PREFERRED
   STOCKS
  (Cost U.S. $36,931)                             34,671
                                              -----------
---------------------------------------------------------
-------------

                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (1.0%)
  Brazilian Real (Cost U.S.
   $344)                           BRL   334         344
                                              -----------
---------------------------------------------------------
-------------
TOTAL BRAZILIAN INVESTMENT FUND
  (Cost U.S. $37,275)                             35,015
                                              -----------
---------------------------------------------------------
-------------
TOTAL INVESTMENTS (97.4%)
  (Cost U.S. $37,275)                             35,015
                                              -----------
---------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                      AMOUNT       AMOUNT
                                       (000)        (000)
---------------------------------------------------------
------------
OTHER ASSETS (5.3%)
  Cash                             U.S.$  65
  Receivable for Investments
   Sold                                1,642
  Dividends Receivable                   145
  Deferred Organization Costs             38
  Other Assets                             7  U.S.$1,897
                               -------------  -----------
---------------------------------------------------------
-------------
LIABILITIES (-2.7%)
  Payable for:
    Investments Purchased               (865)
    Professional Fees                    (39)
    Investment Advisory Fees             (21)
    Shareholder Reporting
     Expenses                            (13)
    Administrative and
     Transfer Agent Fees                  (9)
    Directors' Fees and
     Expenses                             (6)
    Brazilian Administrative
     and Custodian Fees                   (4)
    U.S. Custodian Fees                   (1)       (958 )
                               -------------  -----------
---------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 560,593
   issued and outstanding
   U.S. $0.01 par value
   shares (50,000,000 shares
   authorized)                                U.S.$35,954
                                            -------------
---------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                     U.S.$ 64.14
                                            -------------

---------------------------------------------
---------

   + -- Non-income producing
  ** -- Security valued at fair value -- see Note A-1 to financial statements. *** -- Security valued at fair value as determined based on the market value of the underlying security less subscription costs.
  # -- 144A security -- certain conditions for public sale may exist.
ADR -- American Depositary Receipt.

December 31, 1995 exchange rate--Brazilian Real (BRL) 0.9719 = U.S. $1.00

                                                      AMOUNT
                                                       (000)
---------------------------------------------------------
------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
------------------------------------------------------------
  Common Stock                                U.S.$       6
  Capital Surplus                                    20,804
  Accumulated Net Realized
   Gain                                              17,409
  Unrealized Depreciation on
   Investments and Foreign
   Currency Translations                             (2,265)
------------------------------------------------------------
TOTAL NET ASSETS                                U.S.$35,954
                                               -------------

-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                 YEAR ENDED
                                                              DECEMBER 31, 1995
STATEMENT OF OPERATIONS                                             (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends...............................................      U.S.$  909
    Interest................................................              25
    Less: Foreign Taxes Withheld............................            (129)
-------------------------------------------------------------------------------
      Total Income..........................................             805
-------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees................................             375
    U.S. Administrative and Transfer Agent Fees.............             118
    Amortization of Organization Costs......................              89
    Brazilian Administrative and Custodian Fees.............              63
    Audit Fees..............................................              56
    Directors' Fees and Expenses............................              31
    Shareholder Reporting Expenses..........................              31
    Legal Fees..............................................              22
    Custodian Fees..........................................               2
    Other Expenses..........................................              78
-------------------------------------------------------------------------------
      Total Expenses........................................             865
-------------------------------------------------------------------------------
        Net Investment Loss.................................             (60)
-------------------------------------------------------------------------------
NET REALIZED GAIN
    Investment Securities Sold..............................          17,408
    Foreign Currency Transactions...........................              32
-------------------------------------------------------------------------------
        Net Realized Gain...................................          17,440
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investments.............................................         (34,668)
    Foreign Currency Translations...........................             (12)
-------------------------------------------------------------------------------
        Change in Unrealized Appreciation (Depreciation)....         (34,680)
-------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
 Appreciation (Depreciation)................................         (17,240)
-------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....    U.S.$(17,300)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                       YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31, 1995   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                        (000)               (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Loss...........................   U.S.$  (446)        U.S.$    (60)
    Net Realized Gain.............................        24,028               17,440
    Change in Unrealized Appreciation
     (Depreciation)...............................        10,907              (34,680)
-----------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations....................        34,489              (17,300)
-----------------------------------------------------------------------------------------
Distributions:
    In Excess of Net Investment Income............        (1,122)                  --
    Net Realized Gain.............................        (4,148)             (23,408)
-----------------------------------------------------------------------------------------
    Total Distributions...........................        (5,270)             (23,408)
-----------------------------------------------------------------------------------------
Capital Share Transactions:
    Subscription of Shares (4,128 and 25,702
     shares, respectively)........................           445                1,853
    Reinvestment of Distributions (50,471 and
     286,103 shares, respectively)................         5,220               23,041
    Repurchase of Shares (53,929 and 376,486
     shares, respectively)........................        (5,827)             (29,496)
-----------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting From
     Capital Share Transactions...................          (162)              (4,602)
-----------------------------------------------------------------------------------------
    Total Increase (Decrease).....................        29,057              (45,310)
Net Assets:
    Beginning of Year.............................        52,207               81,264
-----------------------------------------------------------------------------------------
    End of Year (including accumulated net
     investment loss of U.S. $36 and U.S. $0,
     respectively.................................   U.S.$81,264         U.S.$ 35,954
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
                                                   PERIOD FROM
                                                 JUNE 4, 1991* TO               YEAR ENDED DECEMBER 31,
                                                   DECEMBER 31,    --------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS:                    1991           1992         1993         1994         1995
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    U.S.$50.00      U.S.$63.31   U.S.$55.28   U.S.$83.58   U.S.$129.97
---------------------------------------------------------------------------------------------------------------------
Offering Costs.................................         (0.21)             --           --           --           --
---------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)...................          0.84           (0.09)        1.42        (0.71)       (0.11)
Net Realized and Unrealized Gain (Loss) on
 Investments...................................         12.68           (7.94)       33.94        55.55       (27.99)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations...........         13.52           (8.03)       35.36        54.84       (28.10)
---------------------------------------------------------------------------------------------------------------------
Distributions:
    In Excess of Net Investment Income.........            --              --           --        (1.80)          --
    Net Realized Gain..........................            --              --        (6.89)       (6.65)      (37.73)
    In Excess of Net Realized Gain.............            --              --        (0.17)          --           --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions........................            --              --        (7.06)       (8.45)      (37.73)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................    U.S.$63.31      U.S.$55.28   U.S.$83.58   U.S.$129.97  U.S.$64.14
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)........................         26.62%         (12.68)%      72.52%       68.32%      (26.61)%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)..........    U.S.$51,159     U.S.$46,687  U.S.$52,207  U.S.$81,264  U.S.$35,954
---------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets........          2.00%**(2)       2.27%(2)       2.22%       1.82%       2.07%
Ratio of Net Investment Income (Loss) to
 Average Net Assets............................          3.49%**        (0.07)%       1.57%       (0.61)%      (0.14)%
Portfolio Turnover Rate........................             1%             36%          40%          52%         112%
---------------------------------------------------------------------------------------------------------------------

  *Commencement of operations.
 **Annualized.
(1)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares are issued in a private placement and are not traded; therefore, market value total investment return is not calculated. Total return for the periods ended December 31, 1991 and 1992 would have been lower were it not for voluntary expense limits.
(2)Reflects a voluntary expense limitation in effect during the period. As a result of such limitation, expenses of the Fund for the periods ended December 31, 1991 and 1992 reflect a benefit of U.S.$0.10 and U.S.$0.14, respectively.

   Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income (loss) per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

----------

    The Brazilian Investment Fund, Inc. (the "Fund") was incorporated on November 7, 1990, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's common stock is not registered under the Securities Act of 1933. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities. The Fund makes its investments in Brazil through an investment fund established in compliance with Brazilian law. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the investment fund and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  SECURITY   VALUATION:        In    valuing   the    Fund's    assets,    all
    listed securities, including purchased options, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values.
    Short-term securities which mature in 60 days or less are valued at amortized cost. Other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale or for which a ready market for the securities in the quantities owned by the Fund does not exist) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    Accumulated undistributed net investment income and accumulated realized gain have been adjusted for current and prior period permanent book-tax differences. Current period adjustments arose principally from differing book-tax treatments for foreign currency transactions and net operating losses.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Brazilian currency are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency contracts, disposition of foreign currency and currency gains or losses realized between the trade and settlement dates on securities transactions. Foreign currency gains (losses) also occur due to the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase options. In purchasing a call (put) option, the Fund will seek to benefit from an increase (decline) in the market price of the underlying index or security. Risks may arise in the event of default by the counterparty or unanticipated movements in the market price of the underlying index or security, however, the maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Realized gains or losses on purchased options are included with net gain (loss) on securities sold in the financial statements.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of losses on securities and due to permanent differences described in note A-2.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of .90% of the Fund's first $50 million of average weekly net assets, .70% of the Fund's next $50 million of average weekly net assets and .50% of the Fund's average weekly net assets in excess of $100 million.

C. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative and shareholder services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $75,000 per annum. In addition, the Fund is charged certain out of pocket expenses by the Administrator. Effective September 1, 1995, The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States. Prior to September 1, 1995, Mutual Funds Service Company and United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

D. Unibanco - Uniao de Bancos Brasileiras S.A. ("the Brazilian Administrator and Custodian") provides Brazilian administrative and custodian services to the Fund under the terms of an agreement. Under the agreement, the Brazilian Administrator and Custodian is paid a fee computed weekly and paid monthly at an annual rate of .15% of the Fund's first $50 million of average weekly net assets, .125% of the Fund's next $50 million of average weekly net assets and
 .10% of the Fund's average weekly net assets in excess of $100 million.

E. During the year ended December 31, 1995, the Fund made purchases and sales totaling $48,108,000 and $77,135,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1995, the U.S. Federal income tax cost basis of securities was $37,106,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $2,435,000, of which $2,412,000, related to appreciated securities and $4,847,000 related to depreciated securities.

F. In connection with its organization the Fund incurred $445,000 of organization costs which are being amortized on a straight-line basis over a five year period beginning June 4, 1991, the date the Fund commenced operations.

G. At December 31, 1995, a significant portion of the Fund's net assets consist of securities denominated in Brazilian currency. Changes in currency exchange rates will affect the value of and investment income from such securities. Brazilian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Brazilian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. The Fund's Articles of Incorporation provide that, commencing January 6, 1992 and on each calendar quarter thereafter, the Fund will make a tender offer to repurchase its outstanding shares of Common Stock at a price equal to the net asset value per share at the time of repurchase.

    During the year ended December 31, 1995, the Fund repurchased the following shares:

                        U.S.
  DATE      SHARES      (000)
---------  ---------  ---------
   2/6/95    312,637  $  24,964
   5/5/95     41,019  $   2,975
   8/4/95      2,544  $     180
  11/6/95     20,286  $   1,377

    On February 5, 1996, the Fund repurchased 15,131 shares totaling $653,000.

I. Shareholders of the Fund may purchase shares of Common Stock from the Fund at a price equal to the net asset value at the beginning of the month. Purchases are not allowed during each month the Fund makes a tender offer to repurchase its outstanding shares. During the year ended December 31, 1995, the Fund issued 25,702 shares totaling $1,853,000.

J. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1995, none of the Directors elected to participate in the Plan.

K. During December 1995, the Board declared a distribution of $29.97 per share, derived from net realized gains, payable on January 9, 1996, to shareholders of record on December 29, 1995.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

For the year ended December 31, 1995, the Fund designates $17,954,000 as long-term capital gain dividend.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of The Brazilian Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazilian Investment Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 4, 1991 (commencement of operations) through December 31, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 9, 1996